Fourth Quarter & Full Year 2017 Earnings Presentation Supplement February 20, 2018

© 2018 by Inovalon. All rights reserved. 2 This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including, but not limited to, statements regarding future results of the operations and financial position of Inovalon Holdings, Inc. (“Inovalon”), and its financial targets, business strategy, and plans and objectives for future operations, are forward-looking statements. The words „„believe,‟‟ „„may,‟‟ “see”, „„will,‟‟ „„target,” “estimate,‟‟ „„continue,‟‟ „„anticipate,‟‟ „„assume,‟‟ „„intend,‟‟ „„expect,‟‟ “project,” “look forward” and variations of these words or similar expressions are intended to identify forward-looking statements. • Inovalon has based these forward-looking statements on its estimates of its financial results and its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs as of the date of this presentation. • These forward-looking statements are subject to a number of significant business, economic, regulatory and competitive risks, uncertainties and contingencies, many of which are beyond the control of Inovalon and its management, and are based upon assumptions with respect to future events or decisions, which are subject to change. Moreover, because Inovalon operates in a very competitive and rapidly changing environment, new risks emerge from time to time. It is not possible for Inovalon‟s management to predict all risks, nor can Inovalon assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. • In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results, including, but not limited to, the timing of and investment in technological advancements and developments, as well as Inovalon‟s ability to enter into new agreements with existing or new platforms, products and solutions in the timeframes expected, or at all, could differ materially and adversely from those anticipated or implied in the forward-looking statements. For a discussion of the risks and uncertainties that may cause Inovalon‟s actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements, you should read Inovalon‟s most recent Annual Report on Form 10-K, including the sections entitled “Risk Factors” and “Special Note Regarding Forward Looking Statements,” as well as the other documents that Inovalon may file from time to time in the future with the Securities and Exchange Commission. • You should not rely upon forward-looking statements as predictions of future events. Although Inovalon believes that the expectations reflected in the forward-looking statements are reasonable, Inovalon cannot guarantee and provides no assurance that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. In addition, certain information included in this presentation is presented strictly for illustrative or educational purposes, and such information should not be viewed as a representation regarding management‟s expectations or actual results. Management‟s expectations and actual results could differ materially from information presented solely for illustrative or educational purposes. Except as required by law, Inovalon undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this presentation, to conform these statements to actual results or to changes in Inovalon‟s expectations, and nothing in this presentation should be regarded as a representation by any person that any financial targets, business strategy or plans and objectives for future operations suggested by any forward-looking statements will be achieved or realized. In addition, this presentation may include certain non-GAAP financial measures. These non-GAAP measures are in addition to, not a substitute for or necessarily superior to, measures of financial performance prepared in accordance with U.S. GAAP. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, is available herein and within our public filings with the Securities and Exchange Commission, available on the Company‟s investor website at http://investors.inovalon.com. Note Regarding Forward-Looking Statements INOV Q4 2017 Earnings Presentation Supplement (2.20.18) v1.0.0

© 2018 by Inovalon. All rights reserved. 3 This deck is provided as a supplement to the Q4 and FY 2017 Earnings Results release announced by Inovalon on February 20, 2018. The following outlines the content of this supplemental presentation: • Q4 and FY 2017 – Revenue Growth and Margin Expansion • Empowering Healthcare‟s Transformation • Transition to Subscription-Based Cloud-Based Platform Offerings • 2018 Revenue and Adjusted EBITDA Margin Guidance Bridges • 2018 Financial Guidance Summary • MORE2 Registry® Dataset Expansion • Expanding Compute and Analytics • Expanding Connectivity • The Inovalon ONE™ Platform • Appendix Contents INOV Q4 2017 Earnings Presentation Supplement (2.20.18) v1.0.0

# Q4 2017 – Revenue Growth and Margin Expansion

inovalon

## Growth


Revenue
$96.1
$114.6
Q4 2016
Q4 2017


Adjusted EBITDA
$14.3
$25.5
Q4 2016
Q4 2017

- Ramping of the Inovalon ONE™ Platform engagements with four national health plans, in addition to other new business signings
- Delivered 19% year-over-year growth as reported, and 14% year-over-year growth on an organic basis, consistent with guidance

## Operating Leverage


Gross Margin[1]
59.8%
67.6%
Q4 2016
Q4 2017


Adj. EBITDA Margin[2]
14.9%
22.3%
Q4 2016
Q4 2017

- Product mix improvement and technology-enabled efficiencies continued to drive gross margin expansion on a year-over-year (+780 bps) and sequential (+80 bps) basis
- Adjusted EBITDA margin expanded 740 bps year-over-year while maintaining increased investments in innovation and sales & marketing

## Continued Investment


Sales & Marketing
$7.4
$9.7
Q4 2016
Q4 2017


Investment in Innovation
$21.1
$26.4
Q4 2016
Q4 2017

- Continued investment in platform innovation to drive growth and differentiation
- Expanded MORE[2] Registry® patient count, EHR connectivity provider count, and trailing 12-month Patient Analytics Months (PAM) by 59%, 23%, and 60% year-over-year, respectively

Note: All $ amounts are in Millions except as otherwise noted.
1: Gross Margin defined as Revenue less Cost of Revenue, as a percentage of Revenue.
2: Adj. EBITDA Margin represents Adjusted EBITDA as a percentage of Revenue.

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© 2018 by Inovalon. All rights reserved.

© 2018 by Inovalon. All rights reserved. $62.4 $85.8 FY 2016 FY 2017 Investment in Innovation $27.1 $34.1 FY 2016 7 Sales & Mark ting 23.4% 24.3% FY 2016 FY 2017 Adj. EBITDA Margin 62.8% 66.4% FY 2016 7 Gross Margin $427.6 $449.4 FY 2016 FY 2017 Revenue FY 2017 – Revenue Growth and Margin Expansion • Revenue and Adjusted EBITDA in-line with prior guidance, up 5% and 9% year-over- year, respectively • Strong market adoption of the Inovalon ONE™ Platform • Signed multi-year engagements with multiple national health plans, state and regional players • Expanded gross margin by 360 bps, driven by favorable product mix and pricing, and technology-enabled efficiency initiatives • Expanded Adjusted EBITDA margin by 90 bps, consistent with guidance, while increasing investments in innovation and sales & marketing • Total annualized revenue from new business signings increased by 45% and average revenue per opportunity increased by 54% versus 2016 • Significant investments in platform innovation – including modularity, connectivity, compute power and cloud infrastructure, and enhanced data visualization 5 INOV Q4 2017 Earnings Presentation Supplement (2.20.18) v1.0.0 Note: All $ amounts are in Millions except as otherwise noted. 1: Gross Margin defined as Revenue less Cost of Revenue, as a percentage of Revenue. 2: Adj. EBITDA Margin represents Adjusted EBITDA as a percentage of Revenue. 1 Growth Operating Leverage Continued Investment 2 $99.9 $109.0 6 FY 2017 Adjusted EBITDA

© 2018 by Inovalon. All rights reserved. 6 By the end of 2017, there were over 94 million patients on the Inovalon ONE™ Platform, an increase of more than 450% from 2016. The vast majority of clients represented by the more than 94 million patients utilize only a small fraction of the Platform‟s capabilities – providing a significant opportunity for expanding value for clients and financial performance for Inovalon. Empowering Healthcare’s Transformation INOV Q4 2017 Earnings Presentation Supplement (2.20.18) v1.0.0 0 8,269,695 17,129,398 94,482,322 2014 2015 2016 2017 Number of Patients on Inovalon’s Cloud-Native Platform 452% Year-over-Year Growth (4Q 2017 vs. 4Q 2016)1 (1) Figures are as of December 31st for each respective year. , ,

© 2018 by Inovalon. All rights reserved. Transition from Legacy to Platform-Based Revenue Inovalon has been undergoing an intentional transition in its offering portfolio from legacy enterprise solutions to subscription-based cloud-based platform offerings with add-on advisory services. Growth in revenue from the Company‟s subscription-based cloud-based platform offerings was approximately 30% in 2017 in comparison to 2016, with continued expansion seen for 2018. 7 INOV Q4 2017 Earnings Presentation Supplement (2.20.18) v1.0.0 Subscription-Based Platform Offerings: Cloud-based platform offerings tied to subscription-based contract structures. Legacy Solutions: Solutions historically provided by the Company that are not cloud-based platform offerings tied to subscription- based contract structures. Services: Advisory, implementation, and support services under time and materials, fixed price, or retainer- based contracts. 2015 2016 2017 2018G Revenue Offering Mix Services Legacy Solutions Subscription-Based Platform Offerings $437.3 $427.6 $449.4 $482M - $462M 43% 53% 54% 66% ~69% 34% 19% ~16% ~15% 15% 12% 4%

# 2018 Revenue Guidance Bridge

Inovalon continues to transition its business to an increasingly subscription-based cloud-based platform model. The Company's advancing capabilities and technologies continue to be positively recognized in the marketplace. At the same time, external market forces related to the ACA are a short-term opposing force in 2018. This combination of factors in 2018 yields full-year revenue guidance of $462M to $482M, or expected revenue growth of 5% at the midpoint.



Full Year 2017 vs. 2018 Guidance
Revenue Growth of 5% at Midpoint
$449.4
~(5 pts)
~(8 pts)
~16 pts
~2 pts
$471.9
2017 Actual Revenue
Net Client Churn
Client ACA Withdrawals
New Client Sales
CCS Acquisition (in 2017)
2018 Revenue Guidance

- Net Client Churn expected to be ~5 points in 2018
- Client decisions to withdraw from ACA markets, unrelated to the efficacy of Inovalon services, is a short-term headwind of ~8 points in 2018, most pronounced in 1H 2018
- Continued transition and expansion of Inovalon ONE™ Platform adoption is seen driving new platform client sales of ~16 points of growth in 2018

The above table is for illustrative purposes only.

INOV Q4 2017 Earnings Presentation Supplement (2.20.18) v1.0.0

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© 2018 by Inovalon. All rights reserved.

# 2018 Adjusted EBITDA Margin Bridge

Inovalon continues to expect operating leverage, driven by further improvement in mix and pricing, along with technology-enabled efficiency initiatives. The Company sees these driving ~50 basis points of Adjusted EBITDA margin expansion in 2018.



~50 Basis Point Year-to-Year Improvement
24.3%
~20 bps
~10 bps
~20 bps
24.8%
Represents ~30 bps of Gross Margin Expansion YtY
FY 2017 Adj. EBITDA Margin %
Investment Initiatives / Overhead Efficiencies
Platform Mix & Price Changes
Platform Efficiencies
FY 2018G Adj. EBITDA Margin %

- The full gross margin benefit of an increasing mix of higher margin Platform offerings, coupled with continued technology efficiencies, is seen to be partially offset by one-time client ACA withdrawals
- Efficiencies achieved in overhead are expected to fully offset continued investments in strategic areas for the Company

The above table is for illustrative purposes only.

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© 2018 by Inovalon. All rights reserved.

© 2018 by Inovalon. All rights reserved. 2018 Financial Guidance Summary Inovalon is providing 2018 guidance as follows. 10 INOV Q4 2017 Earnings Presentation Supplement (2.20.18) v1.0.0 Financial Metric 2018 Guidance Revenue $462 million to $482 million Net Income $12 million to $16 million Adjusted EBITDA $113 million to $121 million Non-GAAP net income $44 million to $49 million Diluted net income per share $0.09 to $0.11 Non-GAAP diluted net income per share $0.31 to $0.35 The Company is assuming 140 million shares for the full year 2018. Additionally, the Company‟s guidance assumes an effective tax rate of approximately 30% for the full year 2018.

© 2018 by Inovalon. All rights reserved. MORE2 Registry® Dataset Expansion 11 INOV Q4 2017 Earnings Presentation Supplement (2.20.18) v1.0.0 Please see the Company‟s filings with the Securities and Exchange Commission (SEC), including the Form 8-K filed on February 20, 2018, for further information on this and other key metrics. One of the industry‟s largest independent healthcare datasets, with more than 240M patients and 37B medical events Primary-sourced, longitudinally-matched, with data from all major U.S. healthcare programs Contains EHR, claims, scripts, labs, provider, demographic data & more Qualified Entity (QE) containing CMS‟ Fee for Service Medicare Data Empowers and informs our industry-leading analytics, creating differentiation and client value

© 2018 by Inovalon. All rights reserved. 0 5,000,000 10,000,000 15,000,000 20,000,000 25,000,000 30,000,000 35,000,000 40,000,000 45,000,000 A n a ly ti ca l P ro cess C o u n t (000s ) Expanding Compute and Analytics Inovalon has significantly expanded its cloud computing environments in support of the growing demand for the Inovalon ONE™ Platform. Reflecting this demand, Inovalon is seeing significant growth in its trailing 12-month Patient Analytics Months (PAM)1 metric. 12 60% Year-over-Year Expansion (4Q 2017 vs. 4Q 2016) 2 INOV Q4 2017 Earnings Presentation Supplement (2.20.18) v1.0.0 (1) Patient Analytics Months, or PAM, is defined as the sum of the analytical processes performed on each respective patient within patient populations covered by clients under contract. (2) Figures are as of December 31 for each respective period.

© 2018 by Inovalon. All rights reserved. 0 20,000 40,000 60,000 80,000 100,000 120,000 P ro v id e r C o u n t Expanding Connectivity Inovalon‟s interoperability technology enables real-time, bi-directional data aggregation and point-of-care intervention through Electronic Health Record (EHR) systems, driving positive impact and efficiency for clients, clinicians, patients, and the Company. 13 203% CAGR (2014 – 2017)1 INOV Q4 2017 Earnings Presentation Supplement (2.20.18) v1.0.0 (1) 2014 and 2017 figures are as of December 31 for each respective year.

© 2018 by Inovalon. All rights reserved. 14 The Inovalon ONE™ Platform is an integrated, cloud-based platform of more than 80 individual proprietary toolsets, or “Components”, able to be rapidly configured to empower the operationalization of large-scale, data-driven and value-based care initiatives. The Inovalon ONE™ Platform INOV Q4 2017 Earnings Presentation Supplement (2.20.18) v1.0.0 The Inovalon ONE™ Platform Architecture

Appendix

© 2018 by Inovalon. All rights reserved. 16 Inovalon defines Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) as net income calculated in accordance with GAAP, adjusted for the impact of depreciation and amortization, realized losses on short-term investments, loss (gain) on disposal of equipment, interest expense, interest income, provision for income taxes, stock-based compensation, acquisition costs, tax on equity exercises, and other non-comparable items. Adjusted EBITDA margin is defined as Adjusted EBITDA as a percentage of revenue. A reconciliation of forward-looking net income to Adjusted EBITDA guidance follows: Reconciliation of Forward-Looking Guidance Adjusted EBITDA (1) A 30% tax rate is assumed in order to approximate the Company's effective corporate tax rate. (2) Other "non-comparable items" include items that are not comparable across reporting periods or items that do not otherwise relate to the Company's ongoing financial results, such as certain employee related expenses attributable to advancements in automation and operational efficiencies. Non-comparable items are excluded from Adjusted EBITDA in order to more effectively assess the Company's period over period and on going operating performance. INOV Q4 2017 Earnings Presentation Supplement (2.20.18) v1.0.0 (In millions) Low High Reconciliation of Forward-Looking Guidance Net Income to Adjusted EBITDA: Net income 12$ 16$ Depreciation and amortization 65 65 Loss (gain) on disposal of equipment - - Interest income (6) (5) Interest expense 6 6 Provision for income taxes (1) 5 7 EBITDA 82 89 Stock-based compensation 18 18 Acquisition costs: Transaction costs - - Integration costs 3 3 Contingent consideration accretion 4 4 Compensatory contingent consideration 2 2 Other non-comparable items (2) 4 5 Adjusted EBITDA 113$ 121$ Adjusted EBITDA Margin 24.5% 25.1% Guidance Range Twelve Months Ending December 31, 2018

© 2018 by Inovalon. All rights reserved. 17 Inovalon defines Non-GAAP net income as net income calculated in accordance with GAAP, adjusted to exclude tax-affected stock-based compensation expense, acquisition costs, amortization of acquired intangible assets, tax on equity exercises and other non-comparable items. A reconciliation of net income to Non-GAAP net income follows: Reconciliation of Forward-Looking Guidance Non-GAAP Net Income (1) Other "non-comparable items" include items that are not comparable across reporting periods or items that do not otherwise relate to the Company's ongoing financial results, such as certain employee related expenses attributable to advancements in automation and operational efficiencies. Non-comparable items are excluded from Non-GAAP net income in order to more effectively assess the Company's period over period and on going operating performance. (2) A 30% tax rate is assumed in order to approximate the Company's effective corporate tax rate. INOV Q4 2017 Earnings Presentation Supplement (2.20.18) v1.0.0 (In millions, except per share amounts) Low High Reconciliation of Forward-Looking Guidance Net Income to Non-GAAP net income: Net income 12$ 16$ Stock-based compensation 18 18 Acquisition costs: Transaction costs - - Integration costs 3 3 Contingent consideration accretion 4 4 Compensatory contingent consideration 2 2 Amortization of acquired intangible assets 15 15 Other non-comparable items (1) 4 5 Tax imp t of add-back items (2) (14) (14) Non-GAAP net income 44$ 49$ GAAP diluted net income per share 0.09$ 0.11$ Non-GAAP diluted net income per share 0.31$ 0.35$ Weighted average shares of common stock outstanding - diluted 140 140 Guidance Range Twelve Months Ending December 31, 2018